[THE MATTERHORN GROWTH FUND, INC. LOGO]










                                  ANNUAL REPORT

                                  JUNE 30, 1999

                     [THE MATTERHORN GROWTH FUND, INC. LOGO]


Dear Shareholders,

     The Fund has provided an outstanding return for shareholders for the first half of 1999. As of June 30, 1999, the Fund was up 16.7% compared to 11.9% for the Lipper Growth Fund (an index of stock mutual funds) and 12.4% for the S&P 500 Index.

     During the last six months, the market has broadened out in terms of the number of stocks and industries that have participated in the upward move in the overall averages. This is in stark contrast to last year where only a handful of stocks accounted for the higher market averages. This is a direct result of much better growth in the U.S. economy, and in turn, better corporate profits. Confidence that this corporate profit expansion is sustainable also contributed to higher stock prices. The sustainability is predicated on the fact that world economies are recovering from 1998 downturns, specifically Southeast Asia (including Japan) and Latin America. More recently, signs that Europe is beginning a recovery have also helped. The risk going forward now becomes the fear that too rapid growth creates high inflation. This scenario may prompt the Federal Reserve to raise interest rates. Higher interest rates become competition for stocks and valuation levels are lowered. In fact, subsequent to this reporting date, the market declined under the weight of such fears.

     We believe the outlook for the market is still positive. Interest rates may move up modestly, but not enough to threaten the sustainability of the corporate profit expansion. Interest rates may only return to those levels seen prior to the 1998 economic downturns in Southeast Asia and Latin America. Those events prompted the Federal Reserve to lower interest rates at that time to safeguard against a financial crisis. A recovery in world economies should ensure ample supply of commodities which alleviates pricing pressure. In addition, productivity gains driven by technology will continue to offset wage pressure.

     Our portfolio composition reflects the above thoughts. We have increasingly lowered our exposure to the interest sensitive side of the economy. While interest rates may only rise modestly, the banks and insurance companies are most impacted by any upward move. At the same time, we have increased our investments in the technology sector, taking advantage of the recovery in world economies and their intent in creating productivity gains to offset higher wages. Additionally, we have attempted to build a greater exposure to the consumer as worldwide economic activity allows for greater purchasing power. Examples include purchases of Gillette, Mattel and A.H. Belo.

     Finally, a comment on our continued heavy presence in the healthcare area, specifically the pharmaceutical companies. The stocks have weakened recently on concern over possible adverse legislation in Washington. We continue to believe the combination of a powerful demographic sift to an older population and a very successful research and development effort will afford these companies the most consistent growth rates of any sector. Therefore, on any weakness we continue to add to positions.

     We appreciate your investment in The Matterhorn Growth Fund, Inc.

Sincerely Yours,

/s/ Gregory A. Church

Gregory A. Church
Portfolio Manager

   Comparison of the change in value of a $10,000 Investment in the Matterhorn
              Growth Fund, Inc. and the Standard & Poors 500 Index


   Annual Average Total Return Periods
            Ended June 30, 1999

      1 Year                  21.10%
      5 Year                  14.73%
     10 Year                  13.03%


Past performance is not predictive of future performance.

The S&P 500 Index contains 500 industrial, transportation, utility and financial companies regarded as generally representative of the U.S. stock market.

                   Matterhorn Growth Fund, Inc.      S & P 500
                   ----------------------------      ---------
9/27/88                       10000                      10000
6/30/89                    12279.41                   11853.43
6/30/90                    13799.02                   13346.01
6/30/91                    14215.69                   13835.83
6/30/92                    15441.18                   15214.34
6/30/93                    19901.61                   16794.53
6/30/94                    21016.54                   16561.17
6/30/95                    25085.45                   20306.79
6/30/96                    27996.13                   24999.25
6/30/97                    30977.27                    32995.6
6/30/98                    34501.96                   42266.46
6/30/99                    41783.02                   51170.58

                        THE MATTERHORN GROWTH FUND, INC.

SCHEDULE OF INVESTMENTS AT JUNE 30, 1999
--------------------------------------------------------------------------------
  Shares   COMMON STOCKS: 92.1%                                     Market Value
--------------------------------------------------------------------------------
           BANKING: 1.6%
   4,000   Mellon Bank Corporation ...............................  $   145,500
                                                                    -----------
           CHEMICALS: 2.6%
   6,000   Monsanto Company ......................................      236,625
                                                                    -----------
           DIVERSIFIED OPERATIONS: 2.6%
   3,500   FMC Corporation* ......................................      239,094
                                                                    -----------
           ELECTRICAL EQUIPMENT: 9.0%
  10,000   Arrow Electronics, Inc.* ..............................      190,000
   5,000   Corning Incorporated ..................................      350,625
   6,000   Thomas & Betts Corporation ............................      283,500
                                                                    -----------
                                                                        824,125
                                                                    -----------
           HOUSEHOLD PRODUCTS: 6.0%
   5,000   The Gillette Company ..................................      205,000
   6,000   Kimberly-Clark Corporation ............................      342,000
                                                                    -----------
                                                                        547,000
                                                                    -----------
           INSURANCE: 4.2%
   4,000   Everest Reinsurance Holdings, Inc. ....................      130,500
   4,575   XL Capital Ltd., Class A ..............................      258,487
                                                                    -----------
                                                                        388,987
                                                                    -----------
           MEDIA & ENTERTAINMENT: 4.1%
   5,000   MediaOne Group, Inc.* .................................      371,875
                                                                    -----------
           NEWSPAPERS: 5.2%
   6,000   A. H. Belo Corporation Class A ........................      118,125
   7,000   Media General, Inc. Class A ...........................      357,000
                                                                    -----------
                                                                        475,125
                                                                    -----------
           OFFICE EQUIPMENT: 26.2%
   5,000   Computer Associates International, Inc. ...............      275,000
   4,000   Hewlett-Packard Company ...............................      402,000
   4,000   Intel Corporation .....................................      237,750
   3,500   LSI Logic Corporation* ................................      161,438

                        THE MATTERHORN GROWTH FUND, INC.

--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
           OFFICE EQUIPMENT, CONTINUED
  14,000   Sun Microsystems, Inc.* ...............................  $   964,250
   6,200   Xerox Corporation .....................................      366,187
                                                                    -----------
                                                                      2,406,625
                                                                    -----------
           OILS: 4.8%
   7,000   Texaco Inc. ...........................................      437,500
                                                                    -----------
           PHARMACEUTICALS: 15.4%
   6,000   Eli Lilly and Company..................................      429,750
   6,000   Johnson & Johnson......................................      588,000
   6,000   Smithkline Beecham Plc ADR.............................      396,375
                                                                    -----------
                                                                      1,414,125
                                                                    -----------
           RAILROADS: 3.2%
   5,000   Union Pacific Corporation                                    291,563
                                                                    -----------
           RESTAURANTS: 4.6%
  15,000   Wendy's International, Inc.............................      424,687
                                                                    -----------
           RETAIL: 2.6%
  10,000   Mattel, Inc............................................      264,375
                                                                    -----------
           Total Common Stocks (Cost $6,044,775)..................    8,467,206
                                                                    -----------

                        THE MATTERHORN GROWTH FUND, INC.

--------------------------------------------------------------------------------
Principal
 Amount    REPURCHASE AGREEMENT: 5.7%
--------------------------------------------------------------------------------
$526,000   Star Bank Repurchase Agreement, 3.30%, due 07/01/1999,
           collateralized by $536,394 United States Treasury Note,
           due 09/30/1999, (proceeds $526,048) (cost $526,000)....  $   526,000
                                                                    -----------
           TOTAL INVESTMENTS IN SECURITIES
           (COST $6,570,775**) 97.8% .............................    8,993,206
           Other assets less liabilities: 2.2% ...................      198,320
                                                                    -----------
           Total Net Assets: 100.0%...............................  $ 9,191,526
                                                                    ===========

* Non-income producing security.

** At June 30, 1999 the cost of securities for Federal income tax purposes was the same. Gross unrealized appreciation and depreciation of securities, based on cost for Federal income tax purposes, were as follows:

           Gross unrealized appreciation..........................  $ 2,514,566
           Gross unrealized depreciation..........................      (92,135)
                                                                    -----------
             Net unrealized appreciation..........................  $ 2,422,431
                                                                    ===========

See Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES AT JUNE 30, 1999
--------------------------------------------------------------------------------
ASSETS
  Investments in securities, at value (identified cost $6,570,775)  $ 8,993,206
  Cash............................................................          881
  Receivable for:
    Investment securities sold....................................      245,382
    Dividends and interest........................................        8,637
  Prepaid expenses................................................        6,111
  Other Assets ...................................................        2,465
                                                                    -----------
    Total Assets..................................................    9,256,682

LIABILITIES
  Due to Advisor (Note 3).........................................        8,062
  Due to Distributors (Note 3)....................................        2,016
  Other accrued expenses..........................................       55,078
                                                                    -----------
    Total Liabilities.............................................       65,156

NET ASSETS .......................................................  $ 9,191,526
                                                                    ===========
  NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE ($9,191,526/1,193,534 shares outstanding;
  100,000,000 shares authorized with $.001 par value).............  $      7.70
                                                                    ===========
SOURCES OF NET ASSETS
  Paid-in capital.................................................    6,769,095
  Net unrealized appreciation on investments......................    2,422,431
                                                                    -----------
    Net assets....................................................  $ 9,191,526
                                                                    ===========

See Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.

STATEMENT OF OPERATIONS - YEAR ENDED JUNE 30, 1999
--------------------------------------------------------------------------------
INVESTMENT INCOME
  Income
    Dividends.....................................................  $    94,730
    Interest......................................................       27,450
                                                                    -----------
      Total investment income.....................................      122,180
                                                                    -----------
  Expenses
    Advisory fees (Note 3)........................................       84,014
    Administration fees (Note 3)..................................       40,000
    Officer's salary..............................................       32,766
    Transfer agent fees...........................................       21,441
    12b-1 expense (Note 3)........................................       21,003
    Accounting fees...............................................       18,128
    Registration fees.............................................       15,929
    Auditing fees.................................................       15,316
    Directors fees................................................       12,364
    Reports to shareholders.......................................       10,881
    Custody fees..................................................        6,968
    Legal fees....................................................        5,882
    Insurance.....................................................        1,000
    Miscellaneous.................................................       14,632
                                                                    -----------
      Total expenses..............................................      300,324
                                                                    -----------
      NET INVESTMENT LOSS ........................................     (178,144)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  Net realized gain on investments................................      181,185
  Net change in unrealized appreciation of investments............    1,611,440
                                                                    -----------
    Net realized and unrealized gain on investments...............    1,792,625
                                                                    -----------
      Net Increase in Net Assets Resulting from Operations........  $ 1,614,481
                                                                    ===========

See Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------
                                                                       Year           Year
                                                                       Ended          Ended
                                                                   June 30, 1999  June 30, 1998
----------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:

OPERATIONS
Net investment loss...............................................  $  (178,144)   $ (120,551)
Net realized gain on investments..................................      181,185      1,374,530
Net change in unrealized appreciation of investments..............    1,611,440       (278,775)
                                                                    -----------    -----------
    NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .........    1,614,481        975,204
                                                                    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net realized gain on investments..................................   (1,038,914)      (345,985)
Return of capital.................................................      (29,388)            --
                                                                    -----------    -----------
    NET DECREASE FROM DISTRIBUTIONS ..............................   (1,068,302)      (345,985)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold.........................................      243,286        491,467
Net asset value of shares issued on reinvestment of distributions.      993,642        320,389
Cost of shares redeemed...........................................   (1,614,742)    (1,630,737)
                                                                    -----------    -----------
    NET DECREASE FROM CAPITAL SHARE TRANSACTIONS .................     (377,814)      (818,881)
        TOTAL INCREASE (DECREASE) IN NET ASSETS ..................      168,365       (189,662)

NET ASSETS
Beginning of year.................................................    9,023,161      9,212,823
                                                                    -----------    -----------
END OF YEAR ......................................................  $ 9,191,526    $ 9,023,161
                                                                    ===========    ===========
CHANGES IN SHARES
Shares sold ......................................................       34,753         69,763
Shares issued on reinvestment of distributions....................      151,701         47,819
Shares redeemed...................................................     (231,096)      (230,954)
                                                                    -----------    -----------
Net decrease......................................................      (44,642)       113,372)
                                                                    ===========    ===========

See Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.

FINANCIAL HIGHLIGHTS - FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                     Years Ended June 30,
                                                    ---------------------------------------------------------
                                                     1999        1998        1997         1996(a)      1995
                                                    -------     -------     -------       -------     -------
Net asset value, beginning of year                  $  7.29     $  6.82     $  7.00       $  6.88     $  5.87
                                                    -------     -------     -------       -------     -------
Income from investment operations:
  Net investment loss                                 (0.15)      (0.11)      (0.07)        (0.12)      (0.17)
  Net realized and unrealized gain on investments      1.52        0.85        0.74          0.85        1.28
                                                    -------     -------     -------       -------     -------
Total from investment operations                       1.37        0.74        0.67          0.73        1.11

Less distributions:
  From net realized gains                             (0.93)      (0.27)      (0.85)        (0.61)      (0.10)
  Return of capital                                   (0.03)       0.00        0.00          0.00        0.00
                                                    -------     -------     -------       -------     -------
Total distributions                                   (0.96)      (0.27)      (0.85)        (0.61)      (0.10)

Net asset value, end of year                        $  7.70     $  7.29     $  6.82       $  7.00     $  6.88
                                                    =======     =======     =======       =======     =======
Total return                                          21.10%      11.22%      10.81%        11.60%      19.32%

Ratios/supplemental data:
Net assets, end of year (000 omitted)               $ 9,192     $ 9,023     $ 9,213       $ 8,816     $ 8,993

Ratio to average net assets:
  Expenses (excluding interest)                        3.57%       3.65%       4.00%         4.21%       4.62%
  Interest expense                                       --          --          --          0.02        0.56
                                                    -------     -------     -------       -------     -------
  Total expense                                        3.57%       3.65%       4.00%**       4.23%       5.18%
                                                    =======     =======     =======       =======     =======
  Net investment loss                                 (2.12%)     (1.32%)     (1.23%)       (1.64%)     (2.50%)

Portfolio turnover rate                               68.93%     115.28%     137.38%        88.32%      72.11%

BANK LOANS
Amount outstanding at end of year (000s omitted)         --          --          --            --     $   366
Average amount of bank loans outstanding during
  the year (monthly average) (000s omitted)              --          --          --       $    12     $   456
Average number of shares outstanding during
  the year (monthly average) (000s omitted)*             --          --          --         1,306       1,369
Average amount of debt per share during the year         --          --          --       $  0.01     $  0.33

* Based on average month-end shares outstanding.

** In the abscence of the expense reimbursement, expenses would have been 4.17% of average net assets for the year ended June 30, 1997.

(a) On March 15, 1996, the investment adviser changed, and Matterhorn Asset Management Corporation became the Fund's investment adviser.

See Notes to Financial Statements.

                        THE MATTERHORN GROWTH FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Matterhorn Growth Fund, Inc. (the "Fund") is a Maryland corporation incorporated on May 2, 1980 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's objective is to seek long-term capital appreciation for shareholders.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION. Investments in securities are valued daily based upon latest closing market prices for those securities traded on national securities exchanges, or if there has been no sale that day at the mean between the last bid and asked prices, and at the closing bid price for those securities traded in the over-the-counter market. Short-term investments with less than 60 days to maturity when acquired by the Fund are valued on an amortized cost basis. All other securities and assets are valued at fair value, as determined in good faith by the Board of Directors. There were no such securities requiring valuation by the Board of Directors held during the year ended June 30, 1999.

     B. EQUITY OPTION CONTRACTS. When the Fund writes an option, the premiums received are recorded as a liability and marked-to-market daily to reflect the current value of the option written. If the written option is not exercised the premium received is treated as realized gain. If the written option is exercised, the premium received is added to the cost or sale proceeds of the underlying security. The premium paid by the Fund for the purchase of an option is included as an investment and is marked-to-market daily to reflect the current value of the option purchased. If the purchased option is not exercised prior to expiration, the premium paid is treated as realized loss. If the Fund exercised a call option, the cost of the security is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium originally paid.

     C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME. Securities transactions are accounted for on the trade date, and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. During the year ended June 30, 1999 the Board of Directors of the Fund determined that it was in the Fund's best interest to change the accounting method for cost of securities sold to specific identification from a first-in, first-out basis. It is the Fund's policy to take possession of securities as collateral under repurchase agreements and to determine, on a daily basis, that the value of such securities are sufficient to cover the value of the repurchase agreements.

     D. FEDERAL INCOME TAXES. It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

                        THE MATTERHORN GROWTH FUND, INC.

--------------------------------------------------------------------------------

     E. DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     F. USE OF ESTIMATES. The preparation of financial statements in conformity with general accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     A. INVESTMENT ADVISORY AGREEMENTS. Pursuant to an Advisory Agreement with Matterhorn Asset Management Corporation (the "Adviser"), the Adviser receives a fee, payable monthly, at the annual rate of 1.00% of the Fund's daily average net assets. The advisory fee paid to the Adviser for the year ended June 30, 1999 totaled $84,014.

          The Fund is responsible for its own operating expenses, as defined.

     B. DISTRIBUTION AGREEMENTS. Bainbridge Securities Inc. ("Bainbridge") and Cumberland Brokerage Corporation ("Cumberland") act as co-distributors for shares of the Fund pursuant to a Distribution Agreement. Bainbridge and Cumberland are affiliates of the Adviser.

     C. DISTRIBUTION PLAN. The Fund has adopted a Distribution Plan in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund will pay Bainbridge and Cumberland an aggregate distribution fee, payable monthly, at the annual rate of 0.25% of the Fund's average daily net assets. The fee is paid to Bainbridge and Cumberland as compensations for their services rendered.

     D. ADMINISTRATION AGREEMENT. Pursuant to an administration agreement with Investment Company Administration, L.L.C. ("Administrator"), the Fund pays the Administrator for its services a monthly fee at the annual rate of 0.10% of the Fund's average daily net assets, subject to a minimum annual fee of $40,000.

     E. OTHER. The Fund pays each Director who is not an "interested person" a $300 attendance fee and reimburses them for expenses incurred to attend the meetings. Total fees paid to Directors for year ended June 30, 1999 are included in the "Statement of Operations". Certain officers and Directors of the Fund are also officers and/or Directors of the Adviser, Administrator and co-distributors.

NOTE 4 - PURCHASES AND SALES OF SECURITIES

     For the year ended June 30, 1999, purchases and sales of securities other than short-term securities aggregated $5,421,236 and $7,458,393 respectively.

INDEPENDENT AUDITOR'S REPORT
--------------------------------------------------------------------------------

The Board of Directors and Shareholders
The Matterhorn Growth Fund, Inc.

     We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of The Matterhorn Growth Fund, Inc. as of June 30, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Matterhorn Growth Fund, Inc. as of June 30, 1999, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.

                                        MCGLADREY & PULLEN, LLP

New York, New York
July 21, 1999

                               INVESTMENT ADVISER

                     Matterhorn Asset Management Corporation
                       301 Oxford Valley Road, Suite 802B
                           Yardley, Pennsylvania 19067


                                 CO-DISTRIBUTORS

                           Bainbridge Securities Inc.
                       301 Oxford Valley Road, Suite 801B
                           Yardley, Pennsylvania 19067

                        Cumberland Brokerage Corporation
                                614 Landis Avenue
                           Vineland, New Jersey 08360


                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202


                                 TRANSFER AGENT

                          American Data Services, Inc.
                          150 Motor Parkway, Suite 109
                            Happauge, New York 11788
                                 1-800-637-3901

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.